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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to incorporation by reference in this Form S-8 registration statement of our report dated March 14, 1995 included in Harbinger Corporation's report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.





                                                 /s/ Arthur Andersen LLP

                                                 Arthur Andersen LLP


Atlanta, Georgia
May 6, 1996

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